Income Taxes	11 Months Ended
Dec. 29, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table summarizes the provision/(benefit) for U.S. federal, state and foreign taxes on income from continuing operations.

	Successor	Predecessor
	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013 FY 2013	April 29, 2012 FY 2012	April 27, 2011 FY 2011
	(In thousands)
Current:
U.S. federal	$10,200	$55,197	$126,878	$112,064	$41,673
State	1,798	8,409	14,622	12,326	14,992
Foreign	54,382	17,983	187,363	216,076	161,355
	66,380	81,589	328,863	340,466	218,020
Deferred:
U.S. federal	(124,798)	(13,346)	(13,589)	(16,884)	122,757
State	4,755	(469)	894	4,124	(4,402)
Foreign	(177,960)	(6,677)	(74,570)	(82,740)	34,442
	(298,003)	(20,492)	(87,265)	(95,500)	152,797
Provision for income taxes	$(231,623)	$61,097	$241,598	$244,966	$370,817

Tax benefits related to stock options and other equity instruments recorded directly to additional capital totaled $0 in the Successor period, $47 million in the Predecessor period from April 29, 2013 to June 7, 2013, $20.8 million in Fiscal 2013, $16.8 million in Fiscal 2012 and $21.4 million in Fiscal 2011.

The components of income (loss) from continuing operations before income taxes consist of the following:

	Successor	Predecessor
	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013 FY 2013	April 29, 2012 FY 2012	April 27, 2011 FY 2011
	(In thousands)
Domestic	$(290,579)	$(191,629)	$378,283	$315,741	$470,646
Foreign	(7,126)	61,302	965,360	920,348	945,676
Income (loss) from continuing operations	$(297,705)	$(130,327)	$1,343,643	$1,236,089	$1,416,322

The differences between the U.S. federal statutory tax rate and the Company’s consolidated effective tax rate on continuing operations are as follows:

	Successor	Predecessor
	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013 FY 2013	April 29, 2012 FY 2012	April 27, 2011 FY 2011
U.S. federal statutory tax rate	35.0%	35.0%	35.0%	35.0%	35.0%
Tax on income of foreign subsidiaries	6.9	6.0	(5.5)	(6.2)	(3.9)
Changes in valuation allowances	(2.7)	1.6	0.9	1.5	(0.8)
State income taxes	(4.3)	(0.5)	0.3	0.8	1.0
Nondeductible deal costs	(2.0)	(18.8)	—	—	—
Earnings repatriation	(1.0)	(77.2)	0.9	2.0	2.9
Tax exempt income	13.3	9.7	(6.6)	(7.3)	(5.7)
Effects of revaluation of tax basis of foreign assets	—	0.4	(6.2)	(3.2)	(1.6)
Reduction of manufacturing deduction for loss carryback	(3.7)	—	—	—	—
Deferred tax effect of foreign statutory tax rate changes	35.9	0.3	(0.7)	(1.1)	(0.5)
Audit settlements and changes in uncertain tax positions	(0.4)	(3.6)	(0.3)	(2.0)	—
Other	0.8	0.2	0.2	0.3	(0.2)
Effective tax rate	77.8%	(46.9)%	18.0%	19.8%	26.2%

The increase in the effective tax rate on pre-tax losses in the Successor period resulted primarily from benefits related to a statutory tax rate reduction in the United Kingdom and a favorable jurisdictional mix. The negative effective tax rate in the June 7, 2013 Predecessor period was principally caused by tax expense provided in the period for the effect of repatriation costs for earnings of foreign subsidiaries distributed during the period along with the effect of nondeductible Merger related costs.

The decrease in the effective tax rate in Fiscal 2013 compared to Fiscal 2012 is primarily the result of increased benefits from the revaluation of the tax basis of certain foreign assets, and reduced charges for the repatriation of current year foreign earnings. These amounts were partially offset by lower current year benefits from tax exempt income and tax on income of foreign subsidiaries. The Fiscal 2012 tax provision also included a benefit from the resolution of a foreign tax case. Both Fiscal 2013 and Fiscal 2012 included a benefit of approximately $15 million from the reversal of an uncertain tax position liability due to the expiration of the statute of limitations in a foreign tax jurisdiction as well as benefits in each year related to 200 basis point statutory tax rate reductions in the United Kingdom. The decrease in the effective tax rate in Fiscal 2012 compared to Fiscal 2011 was primarily the result of increased benefits from the revaluation of the tax basis of foreign assets, the reversal of an uncertain tax position liability due to the expiration of the statute of limitations in a foreign jurisdiction, the beneficial resolution of a foreign tax case, and lower tax on the income of foreign subsidiaries primarily resulting from a statutory tax rate reduction in the U.K. These benefits were partially offset by changes in valuation allowances.

The tax benefit in the Successor period included a benefit of $106.7 million related to the impact on deferred taxes of a 300 basis point statutory tax rate reduction in the United Kingdom which was enacted during July 2013. The benefit of the statutory tax rate reduction in the United Kingdom was significantly increased as compared to the impact of the prior year United Kingdom rate reductions due to the increase in deferred tax liabilities recorded in purchase accounting for the Merger.
During Fiscal 2013, the Company completed a tax-free reorganization in a foreign jurisdiction which resulted in an increase in the tax basis of both fixed and intangible assets. The increased tax basis resulted in a $63.0 million tax benefit in Fiscal 2013 and is expected to provide cash flow benefits of approximately $91 million over the following 10 years as a result of the tax deductions of the assets over their amortization periods.
During Fiscal 2013, a foreign subsidiary of the Company exercised a tax option under local law to revalue certain of its intangible assets, increasing the local tax basis by $82.1 million. This revaluation resulted in a reduction of tax expense in Fiscal 2013 of $12.9 million, reflecting the deferred tax benefit from the higher tax basis partially offset by the tax liability arising from this revaluation of $13.1 million.
During Fiscal 2012, a foreign subsidiary of the Company exercised a tax option under local law to revalue certain of its intangible assets, increasing the local tax basis by approximately $220.2 million. This revaluation resulted in a reduction in Fiscal 2012 tax expense of $34.9 million reflecting the deferred tax benefit from the higher tax basis partially offset by the current tax liability arising from this revaluation of $34.8 million.
The tax benefit from the higher basis amortization of both revaluations above will result in a reduction in cash taxes over the 20 year tax amortization period of approximately $95 million. Also, as a result of these taxable revaluations, the subsidiary made tax payments of $15.7 million, $17.9 million and $10.4 million during the Successor period, Fiscal 2013 and Fiscal 2012, respectively, and is expected to make an additional payment of approximately $4 million during calendar year 2014.
The following table and note summarize deferred tax (assets) and deferred tax liabilities as of December 29, 2013, April 28, 2013 and April 29, 2012.

	Successor	Predecessor
	December 29, 2013	April 28, 2013	April 29, 2012
	(In thousands)
Depreciation/amortization	$775,441	$394,361	$469,963
Benefit plans	81,213	41,354	59,647
Deferred income	259,238	95,911	90,006
Financing costs	—	117,161	117,670
Indefinite lived intangible assets	3,691,087	438,647	441,024
Unremitted earnings of foreign subsidiaries	344,883	1,571	6,466
Other	57,973	46,510	48,371
Deferred tax liabilities	5,209,835	1,135,515	1,233,147
Operating loss carryforwards/carrybacks	(365,595)	(90,790)	(141,358)
Benefit plans	(87,157)	(211,658)	(195,697)
Depreciation/amortization	(358,098)	(158,194)	(147,745)
Tax credit carryforwards	(71,369)	(111,431)	(81,703)
Deferred income	(93,244)	(18,596)	(20,286)
Other	(129,670)	(97,894)	(96,502)
Deferred tax assets	(1,105,133)	(688,563)	(683,291)
Valuation allowance	78,205	46,069	90,553
Net deferred tax liabilities	$4,182,907	$493,021	$640,409

The table above excludes foreign deferred tax assets of $55.1 million, deferred tax liabilities of $5.2 million and a valuation allowance of $54.3 million related to a business classified as held for sale as of April 28, 2013 which was subsequently sold.
The Company records valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. When assessing the need for valuation allowances, the Company considers future taxable income and ongoing prudent and feasible tax planning strategies. Should a change in circumstances lead to a change in judgment about the realizability of deferred tax assets in future years, the Company would adjust related valuation allowances in the period that the change in circumstances occurs, along with a corresponding increase or charge to income.
The resolution of tax reserves and changes in valuation allowances could be material to the Company’s results of operations for any period, but is not expected to be material to the Company’s financial position.
At the end of the Successor period, foreign operating loss carryforwards totaled $390.3 million. Of that amount, $162.8 million expire between 2014 and 2033; the other $227.5 million do not expire. U.S. federal operating losses, which arose principally as a result of the significant costs related to the Merger and subsequent restructuring and productivity actions, total $657.2 million and expire in 2033. The Company expects to fully utilize its U.S. federal operating losses during 2014 against both prior (through loss carryback) and current year taxable income. Deferred tax assets of $34.4 million have been recorded for foreign tax credit carryforwards. These credit carryforwards expire between 2020 and 2023. Deferred tax assets of $30.5 million have been recorded for state operating loss carryforwards. These losses expire between 2014 and 2033. Additionally, the Company has incurred losses in a foreign jurisdiction where the realization of a tax benefit is considered remote and, as a result, the Company has no deferred tax asset recognized for such losses.

The net change in the Successor period valuation allowance shown above is an increase of $32.1 million. The increase was primarily due to the recording of additional valuation allowance for foreign and state operating loss carryforwards that are not expected to be utilized. The net change in the Fiscal 2013 valuation allowance shown above is a decrease of $44.5 million. The decrease was primarily due to the classification of a foreign business as held for sale. The net change in the Fiscal 2012 valuation allowance was an increase of $26.2 million. The increase was primarily due to the recording of additional valuation allowance for foreign loss carryforwards that are not expected to be utilized, partially offset by the release of valuation allowance related to state tax loss and credit carryforwards that are now expected to be utilized. The net change in the Fiscal 2011 valuation allowance was an increase of $1.9 million. The increase was primarily due to the recording of additional valuation allowance for foreign loss carryforwards that are not expected to be utilized, partially offset by the release of valuation allowance related to state tax loss and credit carryforwards that are now expected to be utilized.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	Successor	Predecessor
	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013	April 29, 2012	April 27, 2011
	(In millions)
Balance at the beginning of the period	$50.7	$45.4	$52.7	$70.7	$57.1
Increases for tax positions of prior years	0.5	5.8	1.9	5.2	13.5
Decreases for tax positions of prior years	(6.9)	(0.9)	(8.6)	(18.0)	(26.0)
Increases based on tax positions related to the current year	4.6	1.7	13.9	3.7	10.8
Increases due to business combinations	4.4	—	—	—	26.9
Decreases due to settlements with taxing authorities	—	—	(4.1)	(2.2)	(5.4)
Decreases due to lapse of statute of limitations	(0.2)	(1.3)	(10.4)	(6.7)	(6.2)
Balance at the end of the period	$53.1	$50.7	$45.4	$52.7	$70.7

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $44.9 million, $38.3 million and $38.9 million, on December 29, 2013, April 28, 2013 and April 29, 2012, respectively.
The Company classifies interest and penalties on tax uncertainties as a component of the provision for income taxes. For the Successor period from February 8, 2013 to December 29, 2013, the total amount of net interest and penalty expense included in the provision for income taxes was an expense of $1.4 million and $0.1 million, respectively. For the Predecessor period April 29, 2013 to June 7, 2013, the total amount of net interest and penalty expense included in the provision for income taxes was an expense of $1.8 million and $0.2 million, respectively. For Fiscal 2013, the total amount of net interest and penalty expense included in the provision for income taxes was a benefit of $4.2 million and $6.3 million, respectively. For Fiscal 2012, the total amount of net interest and penalty expense included in the provision for income taxes was a benefit of $9.5 million and $4.7 million, respectively. For Fiscal 2011, the total amount of net interest and penalty expense included in the provision for income taxes was a benefit of $1.3 million and $0.1 million, respectively. The total amount of interest and penalties accrued as of December 29, 2013 was $10.7 million and $8.5 million, respectively. The total amount of interest and penalties accrued as of April 28, 2013 was $8.5 million and $6.9 million, respectively. The corresponding amounts of accrued interest and penalties at April 29, 2012 were $16.0 million and $13.8 million, respectively.
It is reasonably possible that the amount of unrecognized tax benefits will decrease by as much as $25 million in the next 12 months primarily due to the expiration of statutes in various foreign jurisdictions along with the progression of federal, state and foreign audits in process.
The provision for income taxes consists of provisions for federal, state and foreign income taxes. The Company operates in an international environment with significant operations in various locations outside the U.S. Accordingly, the consolidated income tax rate is a composite rate reflecting the earnings in various locations and the applicable tax rates. In the normal course of business the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Italy, the Netherlands, the United Kingdom and the United States. The Company has substantially concluded all national income tax matters for years through Fiscal 2011 for the Netherlands and United Kingdom, Fiscal 2010 for the U.S., through Fiscal 2009 for Italy, and through Fiscal 2008 for Australia and Canada.
Undistributed earnings of foreign subsidiaries considered to be indefinitely reinvested or which may be remitted tax free in certain situations, amounted to approximately $2.2 billion at December 29, 2013. The Company has not determined the deferred tax liability associated with these undistributed earnings, as such determination is not practicable. Prior to the Merger, our intent was to reinvest the accumulated earnings of our foreign subsidiaries in our international operations, except where remittance could be made tax free in certain situations, and our plans did not demonstrate a need to repatriate them to fund our cash requirements in the U.S. and, accordingly, a liability for the related deferred income taxes was not reflected in the Company's financial statements as of April 28, 2013. While we continue to expect to reinvest a substantial portion of the prior and future earnings of our foreign subsidiaries in our international operations, as of the Acquisition date we determined that a portion of our accumulated unremitted foreign earnings are likely to be needed to meet U.S. cash needs principally due to the increased financing costs arising with the Acquisition. For the portion of unremitted foreign earnings preliminarily determined not to be permanently reinvested, a deferred tax liability of approximately $345 million is recorded at December 29, 2013. The Company currently anticipates repatriating the majority of the accumulated unremitted earnings which are no longer permanently reinvested during 2014 resulting in the utilization of a substantial portion of its foreign tax credit carryforwards. The Company has not yet finalized its estimate of acquisition date deferred taxes associated with its repatriation plans and further adjustments of this estimate may be made as the purchase price allocation is finalized during the measurement period.